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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 9, 2004

                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              333-31931                               13-3961898
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      (Commission File Number)           (I.R.S. Employer Identification No.)

           257 PARK AVENUE SOUTH
            NEW YORK, NEW YORK                            10010-7304
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   (Address of Principal Executive offices)               (Zip Code)

                                 (212) 253-8185
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           Effective as of February 9, 2002, North Atlantic Trading Company, Inc., a Delaware corporation (the "Company"), consummated a holding company reorganization, whereby North Atlantic Holding Company, Inc., a Delaware corporation ("NAHC"), became the parent company of the Company. The holding company reorganization was consummated in part to allow NAHC to issue senior discount notes in connection with the Company's refinancing of its existing debt and preferred stock, as disclosed in the Company's Current Report on Form 8-K, dated January 30, 2004.

           The holding company reorganization was effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement), dated February 9, 2004, among the Company, NAHC and NATC Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of NAHC ("Merger Sub"). The Merger Agreement provided for, among other things, the merger of Merger Sub with and into the Company, with the Company as the surviving corporation (the "Merger"). In accordance with Section 228(a) of the Delaware General Corporation Law, the Company received the required written approval of the Merger by the holders of a majority of the outstanding shares of the Company's voting common stock, par value $0.01 per share ("Company Stock").

           As a result of the Merger, (i) the Company became a direct, wholly-owned subsidiary of NAHC; (ii) each issued and outstanding share of Company Stock, was converted into the right to receive one share of common stock of NAHC, par value $0.01 per share ("NAHC Common Stock"); (iii) each issued and outstanding share of common stock of Merger Sub was converted into one issued and outstanding share of common stock of the Company and Merger Sub ceased to exist; and (iv) all of the issued and outstanding shares of NAHC Common Stock held by the Company were cancelled.

           In connection with the Merger, NAHC assumed all of the Company's obligations under the Company's outstanding warrants and stock options which were converted into rights to purchase an identical number of shares of NAHC Common Stock.

           Certificates formerly representing shares of Company Stock now represent shares of NHAC Common Stock.

           The foregoing description of the Merger Agreement is qualified by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits

            EXHIBIT NO.                   DESCRIPTION

               2.1 Agreement and Plan of Merger, dated February 9, 2004, among North Atlantic Trading Company, Inc., North Atlantic Holding Company, Inc., and NATC Merger Sub, Inc.


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                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NORTH ATLANTIC TRADING COMPANY, INC.


Date:      February 11, 2004              By: /s/ Thomas F. Helms, Jr.
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                                             Name:  Thomas F. Helms, Jr.
                                             Title: Chairman and Chief Executive
                                                    Officer




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
                                  EXHIBIT INDEX

            EXHIBIT NO.                   DESCRIPTION

               2.1 Agreement and Plan of Merger, dated February 9, 2004, among North Atlantic Trading Company, Inc., North Atlantic Holding Company, Inc., and NATC Merger Sub, Inc.






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